================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        ---------------------------------

       Date of report (Date of earliest event reported): February 20, 2006


                               MAAX Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      333-125251            41-2158731
  (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)                File Number)       Identification No.)

     9224 73rd Avenue North, Brooklyn Park, Minnesota            55428
         (Address of principal executive offices)              (Zip Code)

                                 (800) 328-2531
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   [ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         Upon the termination of that certain Convention Cadre, dated as of February 24, 2004, by and among MAAX Inc., MAAX Canada Inc., MAAX Spas (Ontario) Inc., MAAX Westco Inc., MAAX Spas (BC) Inc., MAAX-KSD Corporation, MAAX Southeast Inc., Pearl Baths, Inc., MAAX-Hydro Swirl Manufacturing Corp., MAAX Midwest Inc., MAAX Spas (Arizona), Inc., Cuisine Expert - C.E. Cabinets, Inc., 9022-3751 Quebec Inc., Aker Plastics Company Inc. and NatExport and Sodex, both divisions of the National Bank of Canada (the "First Factoring Agreement") in accordance with its terms, on February 20, 2006, MAAX Canada Inc., MAAX Cabinets Inc., MAAX-KSD Corporation and MAAX Spas (Arizona), Inc., all subsidiaries of MAAX Holdings, Inc. (the "Company"), entered into a factoring agreement (the "New Factoring Agreement") on substantially the same terms as the First Factoring Agreement, whereby MAAX Canada Inc., MAAX Cabinets Inc., MAAX-KSD Corporation and MAAX Spas (Arizona), Inc. will sell certain accounts receivable to NatExport, a division of the National Bank of Canada, at a discount. The discount for each account receivable is equal to the sum of (1) the financing rate set forth in a financing letter executed in connection with each discount, multiplied by the amount of the account receivable, multiplied by the number of days that the account receivable remains outstanding, divided by 360 days (for U.S. dollars) or 365 days (for Canadian dollars) and (2) all fees set forth in the applicable financing letter. The total outstanding amount discounted cannot exceed U.S.$15,000,000 at any time. The New Factoring Agreement will terminate on August 31, 2006, but may continuously be renewed thereafter for one year terms by agreement of the parties, provided that NatExport may terminate the New Factoring Agreement at any time.

         The foregoing description of the New Factoring Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the New Factoring Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)    Exhibits.

10.1 Master Agreement, dated as of February 20, 2006, among MAAX Canada Inc., MAAX Cabinets Inc., MAAX-KSD Corporation, MAAX Spas (Arizona), Inc. and NatExport, a division of the National Bank of Canada.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAAX HOLDINGS, INC.
                                          (Registrant)


February 22, 2006                         By: /s/ DENIS AUBIN
                                              ----------------------------------
                                              Denis Aubin
                                              Chief Financial Officer, Executive
                                              Vice President and Secretary

                                  Exhibit Index

Exhibit No.       Description

10.1 Master Agreement, dated as of February 20, 2006, among MAAX Canada Inc., MAAX Cabinets Inc., MAAX-KSD Corporation, MAAX Spas (Arizona), Inc. and NatExport, a division of the National Bank of Canada.